Exhibit 10.3

Confidential Information omitted and filed separately with the Securities and Exchange Commission. Five asterisks denote omissions.

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Confidential

EXCLUSIVE LICENSE AGREEMENT

Re:	[*****], titled “Therapeutic agent for keratoconjunctive disorders”
[*****], titled “Inhibitor for Retinochoroidal disorders”
Patent application to be filed with internal filing number [*****], titled “Inhibitory effect by R667 as an adjuvant on postoperative ocular scarring in glaucoma filtration surgery”

Yamaguchi University This EXCLUSIVE LICENSE AGREEMENT (the “Agreement”) is made as of the date of last signature below (the “Effective Date”), between Yamaguchi University with an address at 1677-1, Yoshida, Yamaguchi city, Yamaguchi Prefecture, 753-8511, Japan (“Yamaguchi University”), Yamaguchi Technology Licensing Organization, Ltd. (the “TLO”), with a business address at 2-16-1 Tokiwadai, Ube city, Yamaguchi Prefecture, 755-8611, Japan, and Clementia Pharmaceuticals Inc. with a business address at 1375 Transcanada Highway, Suite 200, Montreal, Quebec H3B 0A2 (together with its Affiliates (as defined below), hereinafter collectively referred to as “Clementia”).

WHEREAS:

A.	Yamaguchi University has developed a certain technology as a result of its research activities and has filed applications for or obtained patent rights on such technology (the “Licensed Patent Rights” as defined below), and desires to grant a license with respect to such technology to the Company through the TLO in accordance with the terms and conditions set forth below.

B.	Yamaguchi University desires, and the TLO agrees, that the TLO represents the University in managing and promoting the Licensed Patent Rights.

C.	Clementia desires to obtain a license of the Licensed Patent Rights from Yamaguchi University to manufacture, sell and distribute certain products (the “Licensed Products” as defined below) and to practice certain processes (the “Licensed Processes” as defined below) in accordance with the terms and conditions set forth below.

For and in consideration of the mutual promises and covenants set forth below, the parties, intending to be legally bond, hereto agree as follows:

1.	DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

1.1.     “Academic Research Purposes” shall mean use of Licensed Patent Rights for internal, educational, academic, non-commercial and non-commercially sponsored research purposes on a non-transferable and non-sublicenseable basis or other not-for-profit scholarly purposes which are undertaken at a non-profit or governmental institution that does not use, directly or indirectly, the Licensed Patent Rights in the production or manufacture of products for commercial sale or the performance of services for a fee.

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1.2.     “Affiliate” shall mean any entity which controls, is controlled by, or is under common control with Licensee. For the purposes of this definition, “control” shall mean beneficial ownership (direct or indirect) of more than fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority). Unless otherwise specified, the term Licensee includes Affiliates.

1.3.     “Confidential Information” shall mean any non-public information relating to a party and/or its Affiliates that is disclosed or obtained by the other party, including but not limited to research and development information, information relating to intellectual property rights, product information, product roadmaps and forecasts, sales and marketing information, operations materials, financial information or other information concerning or relating to a party’s business, operations or financial affairs.

1.4.     “Consideration” shall mean and include without limitation, money, services, property and any other thing of value such as payment of costs, cancellation or forgiveness of indebtedness, discounts, stocks, rebates, barter and like exchanges for value. If any such Consideration is in a form other than cash (such as in kind, equity interests, indebtedness earn-outs, or other deferred payments, consulting fees, etc.) then the value of such Consideration shall be its fair market value which shall be determined in good faith by the Parties.

1.5.     “Field” shall mean all fields of use and applications.

1.6.     “Inventor” shall mean Dr. Kazuhiro Kimura.

1.7.     “Licensed Processes” shall mean processes, the performance or conduct of which would infringe one or more Valid Claims included within the Licensed Patent Rights.

1.8.     “Licensed Product” shall mean any product (i) the composition of matter of which infringes one or more Valid Claims included within the Licensed Patent Rights, or (ii) that is labeled for a method of use that infringes one or more Valid Claims included within the Licensed Patent Rights within the Field; in each case determined on a country by country basis in the country of sale.

1.9.     “Licensed Patent Rights” shall mean (i) the patent applications and patents (a) listed in Appendix A of this Agreement, or (b) claiming improvements of the inventions claimed therein, or (c) claiming inventions form the laboratory of Dr. Kazuhiro Kimura that relate to RAR Gamma Agonists, or (ii) any patent issuing from such patent applications and patents, or (iii) the inventions described and claimed therein, or (iv) any divisions, or continuations of the patent applications and patents as listed in Appendix A, or (v) specific claims of any continuations-in-part of such patent applications and patents to the extent the specific claims are directed to subject matter described in the patent applications and patents listed in Appendix A in a manner sufficient to support such specific claims under 35 U.S.C., or (vi) patents issuing thereon or reissues thereof, or (vii) any and all foreign patents and patent applications corresponding to any of the foregoing, or the combination of the above, all to the extent owned or controlled by Yamaguchi University.

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1.10.   “Licensee” shall mean Clementia.

1.11.   “Net Sales” shall mean the gross amount collected or received (whichever is greater) by Licensee, its Affiliates or its Sublicensees for sales, leases, or other transfers (other than sublicenses) of Licensed Products less:

[*****]

Net Sales also includes the fair market value of any Consideration whatsoever received by Licensee or Sublicensees for the sale, lease, or transfer of Licensed Products; provided, however that any transfers among Licensee, its Affiliates or its Sublicensees shall not be considered a sale and shall be excluded from Net Sales, and only the subsequent sales of Licensed Products and/or Licensed Processes to unrelated third parties shall be deemed Net Sales hereunder.

1.12.   “Royalty Term” shall mean the period commencing on a country by country basis, upon the first commercial sale of a Licensed Product and shall continue until the expiry of the last Valid Claim covering Licensed Products in such country or a period of ten (10) years, whichever is longer.

1.13.   “Sublicensee” shall mean any third party to whom Licensee has granted a license to make, have made, use, sell, offer for sale, import or export the Licensed Product under Licensed Patent Rights, provided said third party has agreed in writing with Licensee to accept the conditions and restrictions agreed to by Licensee in this Agreement.

1.14.   “Territory” hall mean worldwide.

1.15.   “Valid Claim” shall mean either (a) a claim of an issued patent that has not been held unenforceable or invalid by an agency or a court of competent jurisdiction in any unappealable or unappealed decision or (b) a claim of a pending patent application that has not been abandoned or finally rejected without the possibility of appeal or refiling and that has been pending for less than seven (7) years from its priority date.

1.16.   The terms “sold” and “sell” include, without limitation, leases and other legal transfers and similar transactions involving Consideration.

2.	REPRESENTATIONS

2.1.     Yamaguchi University is the owner by assignment from Inventor of his entire right, title and interest in the Licensed Patent Rights, and in the inventions described and claimed therein as listed in Appendix A.

2.2.     Yamaguchi University has the authority to issue exclusive licenses under the Licensed Patent Rights. Yamaguchi University has not granted any license under the Licensed Patent Rights to any third party and has no obligation to do so.

2.3.     Licensee is desirous of obtaining an exclusive license in the Territory within the Field in order to practice the inventions covered by Licensed Patent Rights in the Territory, and to manufacture, use and sell Licensed Products in the commercial market, and Yamaguchi

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University is desirous of granting such a license to Licensee in accordance with the terms of this Agreement.

2.4.     Licensee agrees that Yamaguchi University may appoint the TLO as its representative and agent with respect to the management of the Licensed Patent Rights, and may have the TLO exercise its rights or perform its obligations under this Agreement.

3.	GRANT OF RIGHTS

3.1.     Yamaguchi University hereby grants to Licensee and Licensee accepts, subject to the terms and conditions hereof, in the Territory and within the Field an exclusive license under the Licensed Patent Rights to make and have made, to use and have used, to sell and have sold, to offer for sale, to import, to export, to research, develop and improve the Licensed Products, and to practice, perform and conduct the Licensed Processes.

3.2.     The foregoing license to Licensee includes the right to issue sublicenses in the Territory and within the Field to third parties to make, have made, use and have used, to sell and have sold, to offer for sale, to import, to export, to research, develop and improve the Licensed Products and to practice Licensed Processes. To the extent applicable, such sublicenses shall include all of the rights of and obligations due to Yamaguchi University and the TLO that are contained in this Agreement. Licensee shall collect and guarantee payment of all royalties due the TLO on Net Sales by Sublicensees.

3.3.     Development and Commercialization. From and after the Effective Date, Licensee shall have full control and authority over the clinical development, manufacturing and commercialization of Licensed Products in the Field in the Territory, including without limitation, all regulatory filings, registrations, applications and regulatory approvals relating to Licensed Products, and all of the foregoing information, documentation and materials shall be Licensee’s Confidential Information. All activities relating to clinical development, manufacturing and commercialization of Licensed Products under this Agreement shall be undertaken at Licensee’s sole cost and expense, except as otherwise expressly provided in this Agreement.

3.4.     The granting and exercise of this license is subject to the following conditions:

i.	Yamaguchi University reserves the right to make and use, and grant to other non-profit or governmental institutions non-exclusive licenses to make and use for Academic Research Purposes the subject matter described and claimed in Licensed Patent Rights.

ii.	Licensee shall use commercially reasonable efforts, consistent with those efforts used by developers of pharmaceutical products of similar size and resources under similar circumstances, to effect introduction of the Licensed Products into the commercial market, consistent with sound and reasonable business practice and judgment.

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iii.	In all sublicenses granted by Licensee hereunder, Licensee shall include a requirement that the Sublicensee(s) use its commercially reasonable efforts, consistent with those efforts used by developers of pharmaceutical products of similar size and resources under similar circumstances, to bring the subject matter of the sublicense into commercial use consistent with sound and reasonable business practices. Licensee shall further provide in such sublicenses that such sublicenses are subject and subordinate to the terms and conditions of this Agreement, except: [*****]. Copies of all executed sublicense agreements shall be provided to Yamaguchi University and the TLO within thirty (30) days of execution. Yamaguchi University and the TLO agree to maintain any information contained in such provisions in confidence, except as otherwise required by law, however, Yamaguchi University and the TLO may include in their usual reports annual amounts of royalties paid.

3.5.     Yamaguchi University shall provide Licensee with documentation, including reports, data and a list of materials used in the development of the Licensed Process and/or Licensed Products. [*****]

4.	ROYALTIES

4.1.     Licensee shall pay to the TLO a one-time, non-creditable, non-refundable license fee in the sum of [*****], payable in two installments as follows:

i.	[*****] payable within [*****] from the Effective Date of the Agreement; and

ii.	[*****] payable on or before the [*****] of the Effective Date of the Agreement;

4.2.     Licensee shall pay to the TLO during the Royalty Term, a royalty equal to [*****] of annual Net Sales of Licensed Products by Licensee and its Affiliates and Sublicensees.

4.3.     Licensee shall pay to the TLO during the term of this Agreement the following one-time non-refundable milestone payments within [*****] of the first occurrence of such milestone event as follows:

(i)	Seventy-five thousand dollars ($75,000) upon [*****]; and

(ii)	One hundred fifty thousand dollars ($150,000) upon [*****].

4.4.     On sales between Licensee and its Affiliates or Sublicensees for resale, the royalty shall be paid by Licensee on the Net Sales of the subsequent resale by the Licensee, its Affiliates, or Sublicensees, as appropriate, and not on the sales between Licensee and its Affiliates or Sublicensees.

4.5.     Royalty Buy-Out Option. Licensee may, at any time in its sole discretion, upon [*****] prior written notice to the TLO and payment to the TLO of [*****], terminate its

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obligation (including with respect to Affiliates and Sublicensees) to pay royalties and milestones pursuant to Section 4 hereof and to make reports pursuant to Section 5.3 hereof,. Upon such payment, the parties will enter into an amendment making appropriate changes to this Agreement.

4.6.     The bank account of the TLO is described in Appendix B.

5.	REPORTING

5.1.     No later than [*****] after the Effective Date and each anniversary of such date thereafter, Licensee shall provide to the TLO a written annual progress report summarizing Licensee’s (and its Affiliates and Sublicensees) progress on research and development, regulatory approvals, manufacturing, sublicensing, marketing and sales of Licensed Products during the most recent twelve (12) month period. All such reports shall be Licensee Confidential Information.

5.2.     Licensee shall report to the TLO the date of first commercial sale of Licensed Products in each country within [*****] of occurrence.

5.3.     Royalty Report.

i.	Licensee shall submit to the TLO within [*****] after each calendar year ending December 31 during the Royalty Term, a report setting forth for such year at least the following information (the “Royalty Report”):

a.	the number of Licensed Products sold by Licensee, its Affiliates and Sublicensees in each country;

b.	total billings and amounts actually received for such Licensed Products;

c.	deductions applicable to determine the Net Sales of any of the foregoing; and

d.	the amount of royalty due on each of the foregoing, or, if no royalties are due to the TLO for any reporting period, the statement that no royalties are due.

ii.	Licensee shall pay to the TLO with each such Royalty Report the amount of royalty due with respect to such year during the Royalty Term.

iii.	All payments due hereunder shall be deemed received, if paid by check, on delivery of the check to the TLO and credited to the TLO’s bank account, or, if paid by wire transfer, when funds are credited to the TLO’s bank account. All amounts due shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal) on the last working day of each royalty period. No

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transfer, exchange, collection or other charges shall be deducted from such payments.

iv.	All such reports shall be maintained in confidence by the TLO except as required by law; however, the TLO may include in its usual reports annual amounts of royalties paid.

6.	RECORD KEEPING; AUDIT

6.1.     Licensee shall keep, and shall require its Affiliates and Sublicensees to keep, accurate records (together with supporting documentation) of Licensed Products sold under this Agreement, appropriate to determine the amount of royalties due to the TLO hereunder. Such records shall be retained for at least [*****] following the end of the reporting period to which they relate.

6.2.     The TLO may designate an independent third party certified public accountant, reasonably acceptable to Licensee, to inspect Licensee’s, books and records for the sole purpose of verifying royalties and milestone payments payable under this Agreement. Any such inspection shall be conducted with no less than sixty (60) days’ prior written notice to Licensee, at Licensee’s principal office during regular business hours, and in a manner that will not materially disrupted Licensee’s business. Such inspections shall be limited to once in any consecutive [*****] period during the Royalty Term and for [*****] thereafter. Licensee may require that the accountant sign its form nondisclosure agreement prior to performing any such inspection. The books and records inspected by the accountant shall be kept strictly confidential except that the accountant may disclose only a report of its findings to the TLO with a copy to Licensee. The report shall be deemed Licensee’s Confidential Information hereunder. If any review reveals a deficiency in the calculation and/or payment of royalties owed under this Agreement, then (i) [*****], and (ii) if such underpayment is by [*****] or more, Licensee shall reimburse the TLO for the accountant’s fees.

7.	TREATMENT OF CONFIDENTIAL INFORMATION

7.1.     Obligations.

i.	Yamaguchi University, the TLO and Licensee each recognize that the other party’s Confidential Information constitutes highly valuable and proprietary Confidential Information. Each of Yamaguchi University, the TLO and Licensee (in such capacity, “Recipient”) agrees (a) not to use the other party’s (in such capacity, “Discloser”) Confidential Information for any purpose other than performing its obligations or exercising its rights under this agreement, (b) not to disclose Discloser’s Confidential Information to any person or entity other than to Recipients’ and its Affiliates (and in the case of Licensee as recipient, its Sublicensees) employees, consultants, representatives and agents (collectively, “Representatives”) who need to know such Confidential Information and who are bound by obligations with respect to the Confidential Information at least as protective of the Confidential Information as this Agreement

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and (c) to use reasonable care to protect Discloser’s Confidential Information from unauthorized use or disclosure, but in any event not less than the degree of care used by Recipient with respect to its own information of like importance. Each Recipient shall be responsible for any act or omission of its Representatives that would constitute a breach of this Section 7.1 by Recipient.

ii.	The obligations set forth in Section 7.1(i) will not apply to any Confidential Information that (a) was rightfully known to Recipient without restriction before receipt from Discloser, (b) is rightfully disclosed to Recipient without restriction by a third party, (c) is or becomes generally known to the public without violation of this Agreement by Recipient or (d) is independently developed by Recipient or its employees without reference to or use of any of Discloser’s Confidential Information.

iii.	Permitted disclosures. Notwithstanding section 7.1(a), a recipient may disclose discloser’s Confidential Information to the extent such disclosure is reasonably necessary (a) to file and prosecute patent applications and/or maintain patents which are filed or prosecuted in accordance with the provisions of this Agreement, (b) to file, prosecute or defend litigation in accordance with the provisions of this Agreement, (c) in connection with any actual or prospective loan, equity financing, collaboration or merger or sale of assets, to comply with applicable laws, regulations or court orders; provided, however, that if a recipient is required to make any such disclosure under clause (d), it provide prior written notice to Discloser and will use reasonable efforts to assist Discloser in its efforts to secure Confidential Information or a protective order or to otherwise limit disclosure.

7.2.     Return of Confidential Information. Upon Discloser’s request, Recipient shall return to Discloser all of Discloser’s Confidential Information, including all copies and extracts of documents and all manifestations in whatever form, within sixty (60) days of such request or, if earlier, the termination of this agreement; provided however, that a Recipient may retain (i) any of Discloser’s Confidential Information relating to any license which expressly survives such termination and (ii) one (1) copy of all other Confidential Information in inactive archives solely for the purpose of establishing the contents thereof.

7.3.     Use of name. Neither party shall employ or use the name of the other party in any promotional materials or advertising without the prior express written permission of the other party.

8.	DOMESTIC AND FOREIGN PATENT FILING AND MAINTENANCE

8.1.     [*****].

8.2.     [*****].

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8.3.     [*****] shall be responsible, at its own cost, for the preparation, filing, prosecution and maintenance of any and all patent applications and patents included in Licensed Patent Rights. [*****] will instruct counsel to directly notify [*****] and its counsel and provide them copies of any official communications from any patent office relating to said prosecution, and to provide [*****] and its counsel with advance copies of all relevant communications to the various patent offices, so that [*****] may be informed and apprised of the continuing prosecution of patent applications in Licensed Patent Rights. [*****] shall have reasonable opportunities to participate in decision making on all key decisions affecting filing, prosecution and maintenance of patents and patent applications in Licensed Patent Rights. [*****] will use reasonable efforts to incorporate [*****] reasonable suggestions regarding said prosecution. [*****] shall use reasonable efforts to amend any patent application to include claims reasonably requested by [*****] to obtain patent protection for Licensed Products and/or Licensed Processes. [*****] will give [*****] thirty (30) days’ notice of any decision to abandon any patent application or to cease to maintain any patent, and [*****] may assume control thereof at its own cost.

8.4.     Yamaguchi University and Licensee shall cooperate fully in the preparation, filing, prosecution and maintenance of Licensed Patent Rights and of all patents and patent applications licensed to Licensee hereunder, executing all papers and instruments or requiring faculty members of Yamaguchi University to execute such papers and instruments so as to enable [*****]. Each party shall provide to the other prompt notice as to all matters which come to its attention and which may affect the preparation, filing, prosecution or maintenance of any such patent applications or patents.

8.5.     [*****] may elect to surrender its Licensed Patent Rights in any country upon sixty (60) days written notice to [*****]. Such notice shall not relieve [*****] from responsibility to pay the patent prosecution law firm for patent-related expenses incurred prior to the expiration of the sixty (60) day notice period. [*****] shall not have any further obligations to [*****] in such country after the expiration of such sixty (60) day notice period.

9.	INFRINGEMENT

9.1.     [*****] shall have the right to prosecute in its own name and at its own expense any infringement of the Licensed Patent Rights. [*****] agrees to notify [*****] promptly of each infringement of such patents of which [*****] has knowledge or becomes aware.

9.2.     Process.

i.	If [*****] elects to commence an action as described above, [*****] may, to the extent permitted by law, elect to join as a party in that action. Regardless of whether [*****] elects to join as a party, [*****] shall cooperate fully with [*****] in connection with any such action. [*****] may require [*****] to join as a party to any such action.

ii.	If [*****] elects to join as a party pursuant to Subsection (i), [*****] will give consideration to [*****] input regarding the infringement action.

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iii.	If [*****] joins as a party to any action at [*****] request, [*****].

9.3.     If [*****] elects to commence an action as described above, [*****]. [*****].

9.4.     No settlement, consent judgment or other voluntary final disposition of the suit that materially adversely affects [*****] rights may be entered into without the prior written consent of [*****], which consent shall not be unreasonably withheld. An admission of liability on the part of [*****] shall be reasonable grounds to withhold consent.

9.5.     Recoveries or reimbursements from actions commenced pursuant to this Article shall first be applied to reimburse Licensee and Yamaguchi University, for litigation costs [*****]. Any remainder shall be [*****].

9.6.     If [*****] elects not to exercise its right to prosecute an infringement of the Licensed Patent Rights pursuant to this Article, [*****] may do so at its own expense, controlling such action and retaining all recoveries there from. [*****] shall cooperate fully with [*****] in connection with any such action at [*****] expense.

9.7.     Without limiting the generality of Section 9.6, [*****] may, at its election and by notice to [*****], establish a time limit of [*****] for [*****] to decide whether to prosecute any infringement or otherwise attempt to abate such infringement of which [*****] has knowledge or becomes aware. If, by the end of such [*****] period, [*****] has not commenced such an action or otherwise undertaken an attempt to abate such infringement, [*****] may prosecute such an infringement at its own expense, controlling such action and retaining all recoveries therefrom.

9.8.     If a declaratory judgment action is brought naming [*****] as a defendant and alleging invalidity of any of the Licensed Patent Rights, [*****] may elect to take over the sole defense of the action at its own expense. [*****] shall cooperate fully with [*****] in connection with any such action at [*****] expense.

10.	TERMINATION OF AGREEMENT

10.1.     This Agreement, unless terminated as provided herein, shall remain in effect through the end of the last Royalty Term.

10.2.     Yamaguchi University or the TLO may terminate this Agreement as follows:

i.	If Licensee does not make an undisputed payment due hereunder and fails to cure such non-payment (including the payment of interest in accordance with Section 5.4(v)) within ninety (90) days after the date of notice in writing of such non-payment by the TLO.

ii.	If Licensee defaults in its obligations under Sections 1l.3(iii) to procure and maintain insurance and if Licensee fails to cure such default within thirty (30) days after the date of notice in writing of such default by Yamaguchi University or the TLO.

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iii.	If Licensee shall make an assignment for the benefit of creditors, shall have been declared bankrupt by a court of competent jurisdiction, makes use of any law or regulation for relief from creditors, or reorganizations or restructures in order to avoid creditors. Such termination shall be effective immediately upon Yamaguchi University or the TLO giving written notice to Licensee.

iv.	Except as provided in Subsections (i), (ii) and (iii) above, if Licensee defaults in a material respect in the performance of any obligations under this Agreement and the default has not been remedied within sixty (60) days after the date of notice in writing of such default by Yamaguchi University or the TLO.

10.3.     Licensee shall provide, in all sublicenses granted by it under this Agreement, that in the event this Agreement is terminated, such sublicensee may enter into a direct license with Yamaguchi University and the TLO on the terms and conditions hereunder, as applied mutatis mutandis to such sublicensee.

10.4.     Licensee may terminate this Agreement by giving ninety (90) days advance written notice of termination to Yamaguchi University and the TLO. Upon termination, Licensee shall submit a final royalty report to the TLO and any royalty payments and unreimbursed legal expenses due to the TLO or Yamaguchi University shall become immediately payable. Upon termination by Licensee, all obligations and duties under this license shall cease and terminate and Licensee agrees to execute all reasonable documentations requested evidencing such termination.

10.5.     Sections 6.1, 6.2, 7.1, 7.2, 7.3, 8.5, 9.3, 9.4, 9.5, 10.2, 10.3, 10.4, and 10.5 of this Agreement and all other provisions of this Agreement which are intended to have effect after termination of this Agreement shall survive termination of this Agreement for the respective durations stated therein, and where no duration is stated, shall survive indefinitely.

11.	GENERAL

11.1.     Yamaguchi University does not warrant the validity of the Licensed Patent Rights within the Field licensed hereunder and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights within the Field or that such Licensed Patent Rights may be exploited by Licensee, an Affiliate, or a Sublicensee without infringing other patents.

11.2.     Nothing in this Agreement is or shall be construed as: (a) a warranty or representation by either party as to the validity or scope of any Licensed Patent Rights; or (b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted pursuant to this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties. Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK,

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OR OTHER RIGHTS OF THIRD PARTIES, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

11.3.

i.	Licensee shall indemnify, defend and hold harmless Yamaguchi University and its current or former directors, governing board members, trustees, officers, faculty, medical and professional staff, employees, students, and agents and their respective successors, heirs and assigns (collectively, the “Indemnitees”), from and against any claim, liability, cost, expense, damage, deficiency, loss or obligation of any kind or nature (including, without limitation, reasonable attorney’s fees and other costs and expenses of litigation) (collectively, “Claims”), based upon, arising out of, or otherwise relating to any cause of action relating to product liability concerning any Licensed Product made, used, sold, performed or provided pursuant to any right or license granted under this Agreement.

ii.	Licensee shall, at its own expense, assume the defense of any Claims brought against Indemnitees using attorneys reasonably acceptable to Yamaguchi University hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought.

iii.	Beginning at the time any such Licensed Product or LICENSED PROCESS is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Licensee or by a Sublicensee, an Affiliate or an agent of Licensee, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than [*****] per incident and [*****] annual aggregate and naming Indemnitees as additional insured. During clinical trials of any such product, process or service, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in such equal or lesser amount as Yamaguchi University shall require, naming Indemnitees as additional insured. Such commercial general liability insurance shall provide: (a) product liability coverage; and (b) broad form contractual liability coverage for Licensee’s indemnification under this Agreement. If Licensee elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of [*****] annual aggregate) Licensee must notify Yamaguchi University at least sixty (60) days in advance of commencing any such self-insurance program and such self-insurance program must be acceptable to Yamaguchi University. The minimum amounts of insurance coverage required shall not be construed to create a limit of Licensee’s liability with respect to its indemnification or other obligations under this Agreement.

iv.	Licensee shall provide Yamaguchi University with written evidence of such insurance upon request of Yamaguchi University. Licensee shall

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provide Yamaguchi University with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance; if Licensee does not obtain replacement insurance providing comparable coverage within such fifteen (15) day period, Yamaguchi University shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

v.	Licensee shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during: (i) the period that any product, process, or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold by Licensee or by a Sublicensee, an AFFILIATE or agent of Licensee; and (ii) a reasonable period after the period referred to in Subsection (e)(i) above which in no event shall be less than [*****] years.

11.4.     This Agreement and the rights and duties hereunder may not be assigned by either party without first obtaining the written consent of the other which consent will not be unreasonably withheld. Any such purported assignment, without the written consent of the other party, will be null and of no effect. Notwithstanding the foregoing. Licensee may assign this Agreement to a purchaser, or successor in-interest or acquirer of substantially all of the Licensee’s assets or business and/or pursuant to any reorganization or merger.

11.5.     The interpretation and application of the provisions of this Agreement shall be governed by the laws of New York, U.S.A.

11.6.     Licensee shall comply with all applicable laws and regulations with respect to performance of its obligations hereunder.

11.7.     Licensee agrees to utilize appropriate patent marking on Licensed Products.

11.8.     Any notices to be given hereunder shall be sufficient if signed by the party (or party’s attorney) giving same and either: (i) delivered in person; (ii) mailed certified mail return receipt requested; or (iii) faxed to other party if the sender has evidence of successful transmission and if the sender promptly sends the original by ordinary mail, in any event to the following addresses:

If to Licensee:

Clementia Pharmaceuticals, Inc.

1375 Transcanadian Highway, Suite 200

Dorval, Quebec, H9P 2W8

Canada

Attention:

Phone: [*****]

Confidential Information omitted and filed separately with the Securities and Exchange Commission. Five asterisks denote omissions.

EXECUTION VERSION

Confidential

With a copy to:

Mintz Levin Cohn Ferris Glovsky and Popeo, PC

One Financial Center Boston, MA 02111

Attn: Jeffrey Wiesen, Esq.

Tel [*****]

Fax: [*****]

If to Yamaguchi University:

Yamaguchi University

1677-1, Yoshida, Yamaguchi City

Yamaguchi Prefecture, 753-8511

Japan

If to the TLO:

Yamaguchi Technology Licensing Organization, Ltd.

2-16-1 Tokiwadai, Ube City

Yamaguchi Prefecture, 755-8611

Japan

Attention:[Tokuo Matsuzaki, PhD]

Tel [*****]

Fax [*****]

E-mail [*****]

By such notice any party may change their address for future notices. Notices delivered in person shall be deemed given on the date delivered. Notices sent by fax shall be deemed given on the date faxed. Notices mailed shall be deemed given five (5) days following the date postmarked on the envelope. Notices sent by reputable express courier shall be deemed given one (1) day following the date delivered lo the courier.

11.9.     Should a court of competent jurisdiction later hold any provision of this Agreement to be invalid, illegal, or unenforceable, and such holding is not reversed on appeal, it shall be considered severed from this Agreement. All other provisions, rights and obligations shall continue without regard to the severed provision, provided that the remaining provisions of this Agreement are in accordance with the intention of the parties.

11.10.     In the event of any controversy or claim arising out of or relating to any provision of this Agreement or the breach thereof, the parties shall try to settle such conflict amicably between themselves. Subject to the limitations expressly stated in this section, any such conflict which the parties are unable to resolve promptly shall be settled through arbitration conducted in London, England in accordance with the rules of the International Chamber of Commerce. The demand for arbitration shall be filed within a reasonable time after the controversy or claim has arisen, and in no event after the date upon which institution of legal proceedings based on such controversy or claim would be barred by the applicable statute of limitation. The award through arbitration shall be final and binding. Either party may enter any such award in a court having jurisdiction or may make application to such court for judicial acceptance of the award and an order of enforcement, as the case may be. Notwithstanding the foregoing, either party may, without recourse to arbitration, assert against the other party a third-party claim or cross-claim in any action brought by a third party, to which the subject matter of this Agreement may be

Confidential Information omitted and filed separately with the Securities and Exchange Commission. Five asterisks denote omissions.

EXECUTION VERSION

Confidential

relevant. The prevailing party in any arbitration shall be afforded reasonable costs and attorney fees. Notwithstanding any other provision of this Agreement to the extent any other provision is inconsistent herewith, no arbitrator(s) or any other third party involved in resolving or otherwise addressing any dispute may limit, expand or otherwise modify the terms of this Agreement. The provisions of this Section shall not apply to:

i.	prevent a party from seeking a temporary restraining order or injunctive or other equitable relief with respect to a breach (or attempted breach) of this Agreement by the other party;

ii.	prevent a party from instituting litigation or other formal proceedings to the extent necessary (i) to avoid the expiration of any applicable limitations period or (ii) to preserve a superior position with respect to other creditors; or

iii.	to any claim with respect to ownership or infringement or Licensed Patent Rights.

Such claims (described in subsections (i) through (iii) above) will not be subject to arbitration or other alternate dispute resolution and instead will be subject to judicial resolution, and either party may apply to any court of competent jurisdiction for such relief.

11.11.     This Agreement constitutes the entire understanding between the parties and neither party shall be obligated by any amendment, modifications, condition or representation other than those expressly stated herein or as may be subsequently agreed to by the parties hereto in writing.

11.12.     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together be deemed to constitute one Agreement.

11.13.     The failure of any party at any time to enforce its rights hereunder strictly in accordance with the same shall not be construed as having created a custom contrary to the specific provisions hereof or as having in any way modified or waived same.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

Confidential Information omitted and filed separately with the Securities and Exchange Commission. Five asterisks denote omissions.

EXECUTION VERSION

Confidential

YAMAGUCHI UNIVERSITY	CLEMENTIA PHARMACEUTICALS, INC.

/s/ Masaaki Oka	/s/ Clarissa Desjardins
Masaaki Oka, MD, Ph.D.,	Clarissa Desjardins, Ph.D.
President, Yamaguchi University	Chief Executive Officer

Apr. 8, 2015	March 24, 2015
Date	Date

YAMAGUCHI TECHNOLOGY LICENSING ORGANIZATION, LTD.

/s/ Youichiro Sata
Youichiro Sata, President, Yamaguchi
Technology Licensing Organization, Ltd.

March 25, 2015
Date

Confidential Information omitted and filed separately with the Securities and Exchange Commission. Five asterisks denote omissions.

EXECUTION VERSION

Confidential

Appendix A

Confidential Information omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted.

[*****]

EXECUTION VERSION

Confidential

Appendix B

Confidential Information omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[*****]